Loan Payable	6 Months Ended
Nov. 30, 2015
Notes to Financial Statements
4. Loan Payable

a)	On May 26, 2015, the Company entered into an agreement whereby it sold future receivables in exchange for $250,000. Per the terms of the agreement, the Company would repay the $250,000 plus 10% of the principal balance, for a total repayment of $275,000. The amounts are to be repaid from future sales. As of November 30, 2015, the Company had received $250,000 (May 31, 2015 - $75,000) pursuant to this agreement.

b)	As of November 30, 2015, the Company owed $126,152 (May 31, 2015 - $nil) to a non-related company for loans. The amounts owing are unsecured, bear interest at 10% per annum, and are due on demand. At November 30, 2015, accrued interest of $5,252 (May 31, 2015 - $nil) is owing on the loans payable.